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Exhibit 10.32

The Mayor's MEMO (Letter of Intent)

No. 194

The People's Government of Shengyang	August 25, 2003

The key points about the projects of investments of delegation of Chinese Oversea Doctors of Philosophy Association (CODPA)

        The vice major of Wang Xiangkung of Shengyang city consigned by Major Chen Zhenggao chaired the major's business affair meeting on August 22, 2003. The affairs relate to the investment of the members of CODPA in Shengyang were confirmed and assigned to relevant parties at the meeting. Secretary general of the city, Chang Ming, and the heads of relevant division of the city also attended the meeting. The vice major of Wang Xiangkung made a final summary about the projects.

        The meeting confirmed the following projects:

        (The following are part of the memo which is relevant to CHI's acquisitions of hospital in Shengyang)

        About the investment project and the joint-adventure parties

        1.     Hospital joint-adventure project.

        CHI is welcomed by the city of Shengyang to invest in city's No. 1 Hospital, No. 2 Hospital, No. 4 Hospital and No. 6 Hospital as well as other hospitals. The investment format may take the form of joint-adventure with CHI taking 70% or more. Investor: U.S.A. CHI, joint-adventure partner: bureau of health of Shengyang City, principals, the head of the bureau: Liu Xinglie, Zhangli, the main contact person for the joint-adventure projects.

        2.     The detailed requirements of the investment:

        Also in the meeting, the vice major assigned Secretary general of the city, Chang Ming takes charge of coordinating to resolve any issue which may arise to make sure the projects will be successful.

        Note: CODPA is a non-profit organization to promote its members to exchange information and networking. The members of CODPA consist of people who are originally from China and had received their Ph.D.'s from overseas (outside of China). Dr. Frank Hu is the president of CODPA.

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Exhibit 10.32a

Letter of Intent

        THIS MEMO is conducted by and between the China Hospital Inc. (or CHI, hereinafter referred to as Party A), and Weifang City Bureau of Health (hereinafter referred to as Party B).

        WHEREAS, Party A is a U.S. company to invest in and acquire hospitals in China. CHI has adequate capital as well as experiences on running hospital, especially advanced management experience of hospitals of western countries.

        WHEREAS, Party B is in charges of the following hospitals located at Weifang in Shandong Province. Party B is familiar with the different Hygiene organizations and healthcare market in Weifang and offers bright market prospect.

        NOW, THEREFORE, in order to utilize the capital and the management skill of Party A to improve the health care service of people of Weifang to benefit mutually party A and party B. in consideration of the mutual promises exchanged by and between Party A and Party B (hereinafter referred to as the "Parties"), the Parties made a discussion on the following items:

        Article 1: Purpose of cooperation: Party A either acquire some hospitals under Party B or manage some of its subordinate hospitals for 50 years. Those hospitals are Weifang City People's Hospital, Weifang City Hospital, Weifang Chinese Hospital, Weifang City Psychology Hospital, Weifang City Skin Hospital, Weifang Antiang Hospital and Qianzhou City Hosptials.

        Article 2: The Parties promised to work together and cooperate well to enhance the development of the project with the honest principle after signing the Letter.

        Article 3: The concrete items are to be further negotiated and determined by the parties.

        The items which have not been mentioned here will be settled by friendly negotiation between the parties.

        The letter of intent will take effect after the signature or seal prints of both Parties.

        Both Parties will have a further negotiation on the concrete cooperation.

        The above-mentioned items are subject to content of the formal contract.

Party A

The China Hospital Inc.

Legal representative (or authorized representative): Frank Hu (signature)

Date: Nov 2, 2003

Party B

Weifang Medical Bureau

Legal representative (or authorized representative): Changzhi Wang (signature)

Date: Nov 2, 2003

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Exhibit 10.32b

LETTER OF INTENT

Party A:	Luoyang City Bureau of Health

Party B:	U.S. CHI (China Hospitals Inc.)

        WHEREAS, Party A wants to attract the capital from outside to improve the healthcare level of Luoyang city to adopt the market economics of China and to benefit each other and create a win-win situation for the two parties. THIS Letter of Intent is conducted by and between Luoyang City Bureau of Health (or, hereinafter referred to as Party A), and the China Hospital Inc. (hereinafter referred to as Party B or CHI).

        NOW, THEREFORE, in consideration of the mutual promises exchanged by and between Party A and Party B (hereinafter referred to as the "Parties"), the Parties agree as follows:

        Article 1: Party B will acquire Luoyang City People's First Hospital, Luoyang City People's Second Hospital, Luoyang City People's Fourth Hospital, Luoyang City People's Fifth Hospital, Luoyang City Women & Children Hospital, Luoyang City First Chinese Hospital, Luoyang City Second Chinese Hospital, Luoyang City Psychology Hospital as well as invest its capital to build a new hospital in new district of Luoyang.

        Article 2: The details of the acquisitions are to be further negotiated and determined.

        The letter of intent will take effect after the signature or seal prints of both Parties.

Party A

Legal representative (or authorized representative): Baoguo Liu (signature)

Party B

Legal representative (or authorized representative): Frank Hu (signature)

Date: February 9, 2004

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Exhibit 10.32c

LETTER OF INTENT

Party A:	People's Government of Sogung City Legal representative (or authorized representative): Daoming Zheng (signature)

Party B:	U.S. CHI (China Hospitals Inc.) Legal representative (or authorized representative): Frank Hu (signature)

        THIS Letter of Intent is conducted by and between the People's Government of Sogung City (hereinafter referred to as Party A), and China Hospital Inc. (hereinafter referred to as Party B), a firm located in Silicon Valley in California, U.S.A.

        NOW, THEREFORE, in consideration of the mutual promises exchanged by and between Party A and Party B (hereinafter referred to as the "Parties"), the Parties agree as follows:

        Article 1. Purpose: Party B to acquire hospitals Party A owns.

        Article 2. About the acquisitions. The acquisitions will be divided into two stages. Party B will acquire the first six hospitals including Sogung City People's Hospital, Sogung City Chinese Hospital, the No. 2 Sogung City People's Hospital, the No. 3 People's Hospital of Sogung, the No. 4 People's Hospital of Sogung, and the No. 5 People's Hospital of Sogung.

        Article 3. The details of the acquisitions will be discussed and negotiated between the two Parties.

Date: January 11, 2004

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Exhibit 10.32d

Letter of Intent

        THIS MEMO is conducted by and between the China Hospital Inc. (or, hereinafter referred to as CHI), and Hainan Chinese Hospital (hereinafter referred to as Party B), a local medical institution located in Hainan.

        WHEREAS, CHI is a Delaware company with experience in modern hospital management and offers to provide the managerial skills and capital needed in the cooperation, and

        WHEREAS, Party B has a good market prospect, and offers to provide its knowledge in local patient market,

        NOW, THEREFORE, in consideration of the mutual promises exchanged by and between CHI and Party B(hereinafter referred to as the "Parties"), the Parties agree as follows:

        Article 1 Purpose of Cooperation. The aim of the cooperation is to let CHI acquire Party B, converting Party B into a subsidiary of CHI

        Article 2 CHI will invest its capital into the hospital by different stages. The total investment will be 70%~100% of the total appraised value of Party B. CHI will hold 70%~100% shares of the new entity.

        Article 3 Without the consent of both Parties, no dismission will be made to the current management and staff of Party B.

        Article 4 CHI hopes that Party B will assure CHI that the new entity will continue to have contracted healthcare insurance programs with local identities.

        Article 5 CHI hopes that Party B promises that the new entity will continue to be a non-profit medical institution (which means tax-free) for three years.

        Article 6 Before the acquisition, Party B will assist CHI and/or the advisory company appointed by CHI to complete the necessary due diligence investigation, and assure that the materials provided are true, complete and legitimate.

        Article 7 The Parties promise to cooperate closely on a mutual-trust and honest basis to promote the cooperation after the Memo is signed.

        Article 8 The Parties understand that the information the other Party provides is intended only for the purpose of the acquisition and is to be held confidential. Each Party will undertake the obligation of confidence and will not reveal any information from the other Party to a third party without the written agreement of the other Party.

        Article 9 The value of total assets of Party B is                        million RMB (based on the accounting statements of administrative institutions. The actual value will be in accordance with the appraised assets values), the value of fixed assets being                        million RMB and the value of intangible assets                        million RMB.

        Article 10 The concrete cooperation scheme is to be further negotiated by the Parties.

        The items not discussed or not pursuant to the provisions of the Memo are to be further negotiated and determined.

        The letter of intent will take effect after the signature or seal prints of both Parties.

        The validity period of the letter of intent is from 2002/11/4 to 2005/11/3.

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China Hospital Inc.

Legal representative(or authorized representative): Frank Hu (signature)

Date: November 4, 2002

Party B

Legal representative(or authorized representative): Lin Tiandong (signature)

Date: November 4, 2002

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Exhibit 10.32e

Letter of Intent

        THIS MEMO is conducted by and between the China Hospital Inc. (or, hereinafter referred to as CHI), and Heilongjiang Surgical Hospital (hereinafter referred to as Party B), a local medical institution located in Heilongjiang.

        WHEREAS, CHI is a Delaware company with experience in modern hospital management and offers to provide the managerial skills and capital needed in the cooperation, and

        WHEREAS, Party B has a good market prospect, and offers to provide its knowledge in local patient market,

        NOW, THEREFORE, in consideration of the mutual promises exchanged by and between CHI and Party B(hereinafter referred to as the "Parties"), the Parties agree as follows:

        Article 1 Purpose of Cooperation. The aim of the cooperation is to let CHI acquire Party B, converting Party B into a subsidiary of CHI

        Article 2 CHI will invest its capital into the hospital by different stages. The total investment will be 70%~100% of the total appraised value of Party B. CHI will hold 70%~100% shares of the new entity.

        Article 3 Without the consent of both Parties, no dismission will be made to the current management and staff of Party B.

        Article 4 CHI hopes that Party B will assure CHI that the new entity will continue to have contracted healthcare insurance programs with local identities.

        Article 5 CHI hopes that Party B promises that the new entity will continue to be a non-profit medical institution (which means tax-free) for three years.

        Article 6 Before the acquisition, Party B will assist CHI and/or the advisory company appointed by CHI to complete the necessary due diligence investigation, and assure that the materials provided are true, complete and legitimate.

        Article 7 The Parties promise to cooperate closely on a mutual-trust and honest basis to promote the cooperation after the Memo is signed.

        Article 8 The Parties understand that the information the other Party provides is intended only for the purpose of the acquisition and is to be held confidential. Each Party will undertake the obligation of confidence and will not reveal any information from the other Party to a third party without the written agreement of the other Party.

        Article 9 The value of total assets of Party B is                        million RMB (based on the accounting statements of administrative institutions. The actual value will be in accordance with the appraised assets values), the value of fixed assets being                        million RMB and the value of intangible assets                        million RMB.

        Article 10 The concrete cooperation scheme is to be further negotiated by the Parties.

        The items not discussed or not pursuant to the provisions of the Memo are to be further negotiated and determined.

        The letter of intent will take effect after the signature or seal prints of both Parties.

        The validity period of the letter of intent is from 2002/11 to 2004/11.

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China Hospital Inc.

Legal representative(or authorized representative): Frank Hu (signature)

Date: November 12, 2002

Party B

Legal representative(or authorized representative):XuJiazeng (signature)

Date: November 12, 2002

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Exhibit 10.32f

LETTER OF INTENT

Party A:	Academy of Traditional Chinese Medicine Zhangzeng Hospital, Tianjing Legal representative (or authorized representative): Zhang Yuhuan (signature)
Party B:	China Hospitals, Inc, Legal representative (or authorized representative): Frank Hu (signature)
Date:	March 25, 2004

        THIS Letter of Intent is conducted by and between Party A and Party B for Party B to invest or acquire Zhangzheng Hospital that belongs to Party A.

        NOW, THEREFORE, in consideration of the mutual promises exchanged by and between Party A and Party B (hereinafter referred to as the "Parties"), the Parties agree as follows:

        Article 1.    Purpose:    Party B to invest money into or acquire Party A.

        Article 2.    The details of the cooperation will be further discussed and negotiated between the two Parties.

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Exhibit 10.32g

LETTER OF INTENT

Party A:	State Administration of Traditional Chinese Medicine, People's Republic of China Legal representative (or authorized representative): Chen Luojia (signature)
Party B:	China Hospitals, Inc, Legal representative (or authorized representative): Frank Hu (signature)
Date:	March 19, 2004

        THIS Letter of Intent is conducted by and between Party A and Party B for Party B to invest or acquire Wangjing Hospital that belongs to Party A.

        NOW, THEREFORE, in consideration of the mutual promises exchanged by and between Party A and Party B (hereinafter referred to as the "Parties"), the Parties agree as follows:

        Article 1.    Purpose:    Party B to invest money into or acquire Party A.

        Article 2.    The details of the cooperation will be further discussed and negotiated between the two Parties.

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QuickLinks

Exhibit 10.32
The Mayor's MEMO (Letter of Intent) No. 194
Exhibit 10.32a
Letter of Intent
Exhibit 10.32b
LETTER OF INTENT
Exhibit 10.32c
LETTER OF INTENT
Exhibit 10.32d
Letter of Intent
Exhibit 10.32e
Letter of Intent
Exhibit 10.32f
LETTER OF INTENT
Exhibit 10.32g
LETTER OF INTENT